CAPITAL FINANCIAL HOLDINGS, INC. AND SUBSIDIARIES	Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capital Financial Holdings, Inc. (the “Company) on Form 10-K for the year ended December 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon Dihle, Interim Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2018	By:	/s/ Gordon Dihle
Gordon Dihle
Interim Chief Executive Officer